UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2005

Refco Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32604	20-2537426
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One World Financial Center
200 Liberty Street, Tower A
New York, New York		10281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 693-7000

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)           On September 26, 2005, Refco Inc. announced that William Sexton, currently Executive Vice President and Chief Operating Officer of Refco Inc., will be leaving the company in mid-October to pursue other interests.

Item 9.01.              Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release, dated September 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Inc.

Date: September 26, 2005	By:	/s/ Phillip R. Bennett
Name: Phillip R. Bennett
Title: President and Chief Executive Officer